99(iii) Subordination Agreement among the Company, MainStreet IPO.com Inc., and Joseph M. Salvani dated July 12, 2000.

                       SUBORDINATION AGREEMENT

     THIS AGREEMENT is dated as of the 12th day of July, 2000, among DIALYSIS CORPORATION OF AMERICA, a Florida corporation (the "Lender"), MAINSTREET IPO.COM INC., a Delaware corporation (the "Borrower"), and JOSEPH M. SALVANI, Chairman of the Board, Chief Executive Officer and President (an "Affiliate") of the Borrower (the "Subordinating Creditor" which term includes any Affiliate of the Subordinating Creditor).

                          W I T N E S S E T H

     WHEREAS, the Borrower has requested the Lender to make a $140,000 term loan (the "Loan") available to Borrower in accordance with the terms of a Loan and Security Agreement of even date herewith (as it may be modified, amended, renewed or extended from time to time, the "Loan Agreement");

     WHEREAS, the Loan is evidenced by a Secured Convertible Promissory Note executed by Borrower in favor of Lender (as it may be modified, amended, renewed or extended from time to time, the "Note");

     WHEREAS, the Subordinating Creditor is an Affiliate of and directly owns an interest in the Borrower and as such will enjoy substantial benefits from the availability to the Borrower of the Loan.

     NOW, THEREFORE, in consideration of the Lender's execution of the Loan Agreement and making the Loan and in consideration of the benefits accruing to the Subordinating Creditor by reason of said Loan, and as an inducement to the Lender to make said Loan, the parties hereto agree as follows:

     1. All capitalized terms used in this Subordination Agreement, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement and the Note.

     2. The Subordinating Creditor hereby subordinates to the "Obligations," whether now existing or hereafter arising, including without limitation, interest after the commencement of any bankruptcy proceeding affecting the Borrower, whether under Title 11 of the United States Code or otherwise, at the rate specified in the Note, whether or not such interest is an allowable claim in any such proceeding (collectively, the "Obligations") all of the following:

          (a) $1,300,000 of the principal indebtedness now owing from Borrower to the Subordinating Creditor as more particularly identified in Exhibit A attached, and all additional indebtedness from the Borrower and all renewals, extensions, replacements, substitutions, and modifications thereof;

          (b) All interest, fees, costs and other liabilities which may now or hereafter be due in connection with the indebtedness identified in sub-section (a) above, both prior to and subsequent to any bankruptcy of the Borrower; and

          (c) Any debts, claims, redemption rights, loan obligations or any other obligations of any type whatever of the Borrower now or hereafter held by the Subordinating Creditor as a result of or in connection with the Subordinated Debt.

     The indebtedness, interest, fees, costs, obligations and other liabili-ties identified in subsections (a), (b), and (c) above are collectively called the "Subordinated Debt."

     3. Notwithstanding anything to the contrary provided in this Subordina-tion Agreement, the Borrower may make, and the Subordinating Creditor may receive, payments on the Subordinated Debt on a dollar for dollar basis from additional equity that is injected into Borrower after the date hereof, or from the use, on a quarterly basis, of retained earnings arising subsequent to June 30, 2000, but in no case more than 50% of such Subordinated Debt, so long as at the time of any payment of the Subordinated Debt both before and immediately after the contemplated payment, (a) no Event of Default shall exist under the Note or Loan Agreement, and (b) no facts or circumstances exist which, with notice and/or lapse of time, could constitute an Event of Default under the Note or the Loan Agreement. The payments on the Sub-ordinated Debt that are expressly permitted under this Section 3 are hereinafter called the "Permitted Reductions."

     4. Except for the Permitted Reductions, no direct or indirect payment shall be made on or in connection with, or with respect to, the Subordinated Debt. Except for the Permitted Reductions, the Obligations must be paid in full prior to any payment of any kind or nature on the Subordinated Debt. Subordinating Creditor will, from time to time upon Lender's request, execute and file such documents (including, without limitation, financing statements) as the Lender deems necessary or appropriate to perfect, preserve or enforce its rights hereunder. In the event that there is any promissory note or other evidence of indebtedness (whether now or hereafter existing) relating to the Subordinated Debt, then the Borrower and the Subordinating Creditor shall endorse the same with a legend stating that it is subject to this Subordination Agreement and, if so requested, will deliver the same to the Lender.

     5. The Borrower hereby agrees that while the Obligations or any part thereof remain outstanding, it will not satisfy nor make any principal, interest or other payments of any nature whatsoever upon the Subordinated Debt (including debts, claims, redemption rights, loan obligations or any other obligations of any type whatever to the Subordinating Creditor) except as expressly permitted under Section 3 above. The Borrower agrees that should it make any payment in contravention of this Subordination Agreement while any part of the Obligations remain outstanding, the same shall constitute an Event of Default under the Note and the Loan Agreement, entitling the Lender to exercise any and all remedies for default there-under.

     6. The Subordinating Creditor hereby agrees as follows:

          (a) The Subordinating Creditor will not accept or receive, directly or indirectly, from the Borrower any payment in contravention of this Subordination Agreement, nor will the Subordinating Creditor make any transfer to third parties not a party to this Subordination Agreement or take any other action designed to secure indirectly from the Borrower the payment of any sums in contravention of this Subordination Agreement.

          (b) The Subordinating Creditor shall be liable to Lender for any sums it accepts or receives from the Borrower in contravention of this Subordination Agreement, and such sums, when remitted to Lender, shall be applied to the Obligations in such order as Lender may elect in its sole discretion. All sums received by the Subordinating Creditor in contra-vention of this Subordination Agreement shall be deemed to be trust funds held for the benefit of Lender.

          (c) In the event of the liquidation of the Borrower or distribution of its assets, any Obligations of the Borrower to the Lender (including interest after the commencement of any proceeding under Chapter 11 of the United States Code at the rate specified in the Loan Documents, whether or not such interest is an allowable claim in any such proceeding) shall be satisfied and discharged before the Subordinating Creditor receives any distributive share or payment on account of the Subordinated Debt.

          (d) Except as provided in Section 4 of the Subordination Agreement, the Subordinating Creditor agrees that it will not hereafter assign, transfer or convey all or any portion of the Subordinated Debt or any interest therein.

          (e) The Subordinating Creditor will mark its books and records and all documents evidencing the Subordinated Debt to reflect that such debt is subordinated pursuant to the terms and conditions of this Subordination Agreement.

     7. All of the Obligations, whether now existing or hereafter arising (including, without limitation, interest after the commencement of any bankruptcy proceeding affecting the Borrower, whether under Title 11 of the United States Code or otherwise, at the rate specified in the Loan Documents, whether or not such interest is an allowable claim in any such proceeding) and any and all renewals, extensions, enlargements and modifications thereof, shall be entitled to the benefit of this Subordination Agreement and shall constitute senior debt.

     8. The Subordinating Creditor hereby represents and warrants to Lender that the only liabilities of Borrower to the Subordinating Creditor are the Subordinated Debt and the additional liabilities identified on Exhibit B attached hereto.

     9. This Subordination Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, including without limitation all successor owners of the Obliga-tions or any portion thereof.

     10. LENDER, BORROWER AND SUBORDINATING CREDITOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUBORDINATION AGREEMENT, THE SUBORDINATED DEBT, THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON IN CONNECTION WITH THE OBLIGATIONS, THE LOAN AGREEMENT, THE SUBORDINATED DEBT, THE SENIOR DEBT OR ANY

DOCUMENTS RELATING TO THE FOREGOING. THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

     IN WITNESS WHEREOF, this Subordination Agreement was executed as of the date first above written.

                                       LENDER:

                                       DIALYSIS CORPORATION OF AMERICA,
                                       a Florida corporation

                                          /s/ Thomas K. Langbein

                                       By---------------------------------
                                          Name: THOMAS K. LANGBEIN
                                          Title: Chairman of the Board and
                                          Chief Executive Officer

                                       BORROWER:

                                       MAINSTREET IPO.COM INC., a Delaware
                                       corporation

                                          /s/ Joseph M. Salvani

                                       By---------------------------------
                                          Name: JOSEPH M. SALVANI
                                          Title: Chairman of the Board,
                                                 Chief Executive Officer
                                                 and President

                                       SUBORDINATING CREDITOR:

                                       JOSEPH M. SALVANI, an individual

                                          /s/ Joseph M. Salvani

                                       By---------------------------------
                                          Name: JOSEPH M. SALVANI
                                          Title: Individual